Exhibit 99.2

 1  Let’s Grow Together  Deal Roadshow PresentationOctober 2022

 Disclaimer  This presentation (this “Presentation”) is provided for informational purposes only and has been prepared by Inversiones e Inmobilaria GHC Ltda (the “Company”) and Rose Hill Acquisition Corporation (“Rose Hill”) to assist interested parties in making their own evaluation with respect to a potential business combination between the Company and Rose Hill and related transactions (the “Potential Business Combination”) and for no other purpose.   This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction with respect to any securities or in connection with the Potential Business Combination. 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 Disclaimer (Continued)  Industry and Market Data  In this Presentation, the Company may rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. The Company has not independently verified the accuracy or completeness of any such third-party information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such third-party information. Recipients are cautioned not to place undue weight on such information.  Forward Looking Statements  Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,”  “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Company’s and Rose Hill’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of factor probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions.  Many actual events and circumstances are beyond the control of Rose Hill and the Company. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties, including the risks presented elsewhere herein. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should also carefully consider the risk factors presented elsewhere herein along with the risks and uncertainties described in the “Risk Factors” section of Rose Hill’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Rose Hill from time to time with the U.S. Securities and Exchange Commission (the “SEC”). There may be additional risks that neither Rose Hill nor the Company presently know or that Rose Hill and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.  You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this Presentation, and such information may be inaccurate or incomplete. Rose Hill and the Company undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, the Company’s management team or businesses associated with them is presented for informational purposes only. Past performance by the Company’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not rely on the historical record of the performance of the Company’s management team or businesses associated with them as indicative of the Company’s future performance of an investment or the returns the Company will, or is likely to, generate going forward.

 Disclaimer (Continued)  Use of Projections  This Presentation contains projected financial information with respect to the Company. The Company’s independent auditors have not studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, no independent auditor has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. Projections are inherently uncertain due to a number of factors outside of Rose Hill’s and the Company’s control. While all financial projections, estimates and targets are necessarily speculative, Rose Hill and the Company believe that the preparation of projected financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the projected results are indicative of future performance or that actual results will not differ materially from those presented in the projected financial information. Inclusion of the projected financial information in this Presentation should not be regarded as a representation by any person that the results contained in the projected financial information will be achieved.  Presentation of Financial Data  The financial information and data contained in this Presentation has not been audited in accordance with Public Company Accounting Oversight Board (“PCAOB”) standards and may not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in any proxy statement, prospectus or other report or document to be filed or furnished with the SEC by Rose Hill, the Company and/or a newly created entity (“New PubCo”) through which the Potential Business Combination will be consummated.  Certain historical financial data and financial forecast information of the Company included in this Presentation has been based on the Company’s audited financial statements for the years ended October 31, 2021 and 2020, in accordance with International Financial Reporting Standards (“IFRS”), and such data and information is subject to update following the completion of the audits of the Company’s financial statements in accordance with PCAOB standards. Accordingly, such historical financial results and financial forecast information are preliminary and subject to change, which change may be material, based on the completion of the Company’s financial closing procedures and any adjustments that may result from the preparation and completion of the audits of the Company’s financial statements in accordance with PCAOB standards.  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Due to the high variability, uncertainty and inherent difficulty of making accurate forecasts and projections, including predicting the occurrence and financial impact of certain adjustments, and the periods in which such adjustments may be recognized, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, the Company is not providing a reconciliation of its projected or forward-looking non-GAAP measures to the most directly comparable measure prepared in accordance with GAAP. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

 Disclaimer (Continued)  Trademarks  Rose Hill and the Company own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade names and copyrights of third-parties, which are the property of their respective owners. The use or display of third-parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Rose Hill or the Company, or an endorsement or sponsorship by or of Rose Hill or the Company. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, * or © symbols, but such references are not intended to indicate in any way that Rose Hill or the Company will not assert to the fullest extent under applicable law their respective rights or the rights of the applicable licensor(s) to these trademarks, service marks, trade names and copyrights.  Additional Information  In connection with the Potential Business Combination described herein, Rose Hill, the Company and/or New PubCo intend to file relevant materials with the SEC, including a registration statement on Form F-4 with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Rose Hill shareholders. Rose Hill, the Company and/or New PubCo will also file other documents regarding the Potential Business Combination with the SEC. This Presentation does not contain all the information that should be considered concerning the Potential Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Potential Business Combination. Before making any voting or investment decision, investors, security holders of the Company, Rose Hill, and other interested persons are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Potential Business Combination as they become available because they will contain important information about the Potential Business Combination.   Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Rose Hill, the Company and/or New PubCo through the website maintained by the SEC at www.sec.gov. The documents filed by Rose Hill, the Company and/or New PubCo with the SEC also may be obtained free of charge upon written request to Rose Hill Acquisition Corporation, 981 Davis Drive NW, Atlanta, GA 30327 or via email at info@rosehillacq.com.  Participants in the Solicitation  Rose Hill, the Company, New PubCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Rose Hill’s shareholders in connection with the Potential Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Potential Business Combination and their ownership of Rose Hill’s securities are, or will be, contained in Rose Hill’s filings with the SEC, and such information and names of the Company’s directors and executive officers will also be in the registration statement on Form F-4 to be filed with the SEC by Rose Hill, the Company and/or New PubCo, which will include the proxy statement of Rose Hill.  INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Table of Contents  Introduction  Who is Prize?  Key Investment Highlights  Financials & KPIs  Transaction Overview  Conclusion

 Introduction  I.

 Proposed Transaction Summary  Acquirer  Sponsor   Company  Leading farmer, processor and exporter of Superfruits & nuts in the Southern Hemisphere exporting to 30+ nations  Latin American-dedicated sponsor focused on partnering with leading, profitable businesses to achieve success utilizing the U.S. public markets  Antioxidant-rich foods like superfruits are disrupting the consumer segment with health-conscious buyers willing to pay premium. Prize is uniquely positioned to capture this demand  Long-term relationships with third-party growers provide Prize high-margin, recurrent EBITDA through processing and commercial services   Vertically integrated Chilean superfruit operations provide full control over fruit quality, supply chain oversight, and fuel the company’s short- term growth  Founder-led, proven team with a track record of efficient execution and success identifying superfruit trends  Well-defined and attractive growth plan through international expansion of superfruit orchards. Opportunity to consolidate a fragmented industry using U.S. listed equity  Transaction Funding  The transaction is expected to be funded through a combination of Rose Hill’s cash held in trust and proceeds of a PIPE financing to be raised before closing  Transaction will result in an estimated $55 million of cash to the balance sheet to invest in the international farming segment, strategic partnerships / inorganic opportunities globally, and the Chilean processing expansion  Prize majority shareholder & CEO to receive earnouts at share price hurdles of $18, $22, $26, and $30  Rose Hill Sponsor to achieve earnouts at share price hurdles of $15 and $20  Investment Rationale  Founder & Sponsor Incentive  Est. Pro-Forma EV  $425M  Pro-Forma EV/2023E EBITDA  10.1x  9-Yr Historical EBITDA CAGR  28%  Expected Transaction Close  Q1 2023  Expected SPAC + PIPE Ownership  ~15-20%  Statistical Summary of Transaction  2023E EBITDA  $42M  Pre-Money Equity Value  $328M  ESG-focused company with a long-term vision of feeding the world with high-quality & nutritious superfruits

 Proceeds expected to be deployed towards the international farming segment, strategic partnerships / inorganic expansion opportunities and development of the Chilean processing segment  Transaction Proceeds to Fund a Solid Growth Plan  Development of Farming Segment  Acquisition of hectares for new blueberry plantations in Peru  Expansion to North America following our strategic plan   Capital deployment for the acquisition of land in Northern Africa / Europe, and Asia  Processing Segment Expansion and Maintenance  Increase of processing capacity of cherries, blueberries & nuts in Chile & Peru  Continuous improvements of Requinoa, Bio Bio and Paijan facilities  Software development to enhance & automate third party grower’s customer experience  Strategic Partnerships / Inorganic Opportunities  Ongoing analysis of strategic partnerships and inorganic opportunities that fits our strategic rationale  Geographical diversification to provide year-round supply of superfruits   Expansion into other attractive, high-margin superfruit varieties  Portion Over Total Proceeds  Portion Over Total Proceeds  Portion Over Total Proceeds

 Who is Prize?  II.

 Initial expansion into Peru, with a long-term global focus  Fruit commercialization and processing for third parties  Acquisition and plantation of own superfruit farms across Chile, achieving vertical integration  The Foundation – Third Party Services  Vertical Integration  International Growth  Our History – From Market to Farming  Prize was founded as an export-only company in 2006 and expanded into fruit processing in 2011 making it one of the largest superfoods companies in Chile, and grew into a superfruit farmer in Chile / Peru since 2016  Incorporation of Prize   Association with Zespri, a leading kiwi grower  2006  Strengthening of commercial segment enlarging fruit offer  2007 - 2010  Integration to the processing segment and construction of the Requinoa Plant  2011  Blueberries  Kiwis  Apples  Stone Fruits  Cherries  Grapes  Pears  Initial plantation of cherries and blueberry farms  2016  2017  Incorporation of Prize Nuts  Construction of the nuts processing plant  2018  Strategic Alliance with Global Fruit to export cherries from Canada  New packing Bio Bio  2021 - 2022  Aqu Anqa Project of Blueberries in Peru  Expansion to other global markets

 (3) Includes plums and sugar plums.  Prize At-a-Glance  Fruits  Total Ha’s Planted  350 Ha  210 Ha  43 Ha  42 Ha  Cherries  Blueberries  Nectarines  Plums  72 Ha  Blueberries  Total  717 Ha Planted  Multi-Superfruit growing, processing, and exporting company founded in 2006  In S21-22, exported 11+ fruit types to 30+ countries and processed ~41 million kilos of fruit & nuts  Diversified presence across Chile, Peru, and expected expansion into North America, Southern Europe, Asia, & Northern Africa  Integrated value chain, involved in farming, processing and exporting segments  ~41 million kilos &   +11 Fruit   Types  Exported to   +30   Countries  Supported by an   integrated value chain  Farming  Processing  Exporting  Leading Superfruit Company in the Andean Region  S21-22E Total Revenues  Supported by Top-Notch Processing Facilities  Best-in-Class Superfruit Farms  S21-22E Export Mix  Leading Superfruits company that farms & processes multi-fruits in the Andean region and exports to 30+ countries around the globe  Prize Requinoa  Prize Biobio  Prize Paijan  +52,500 m2  +9,400 m2  +2,500 m2  700  440  300  110  35 - 55  (4) Includes citrus, avocados, pomerades and stone fruits.  (3)  Sq. Meters  Fruit  Capacity Ton/Day   Blueberries  Cherries  Round fruits(4)  Dried walnuts  Blueberries  (1) We control and consolidate our subsidiary in Peru where we have a non-controlling interest of 25%.  Total Revenues  $USD 112M  In FOB Revenues (%)(2)  ($USD)  (2) Considers total exports, including third party growers.  (1)

 Complementary Business Segments  Third Party Services  Offers commercialization and processing services of fruits & nuts to third parties through its facilities in Chile  2 processing plants with +61,000 m2  Processed ~36 million kilos in S21-22 from third-parties  Commercialized ~32 million kilos to +30 countries in S21-22 from third parties  International  Considers all vertically-integrated operations in other countries  Projected expansion into North America, Northern Africa/Europe, and Asia  Will commercialize ~1 million kilos to +30 countries in S21-22 – Peru(1)  72 hectares planted  1 processing plant with +2,500 m2  Prize has diversified its business in order to generate a sustained cash flow by growing, processing and commercializing its own fruit in Chile and globally while also providing services to third parties   Vertically-Integrated Chile  Grows, processes and commercializes fruit from its own farms: primarily cherries & blueberries  645 hectares planted  Commercialized ~5 million kilos to +30 countries in S21-22  Hectares in process of achieving full production in 2 -3 years  Participation in Total Revenues (S21-22E)  Total Revenues  $USD 112M  Participation in Total Revenues (S21-22E)  Total Revenues  $USD 112M  Participation in Total Revenues (S21-22E)  Total Revenues  $USD 112M  (1) We control and consolidate our subsidiary in Peru where we have a non-controlling interest of 25%.

 Prize - A Strong Combination of Stable Cash Flow and Growth  Our third-party and vertically integrated Chile segments provide recurring cash flow which is used to fund our international growth  +  Stable Cash Flow Generating Segments  High Growth Opportunity Internationally  Vertically Integrated Chile  Third Party Services  Consistent cashflow generation through year-round third-party processing and exporting services  Loyal base of third-party growers  International  High quality assets bringing efficiency and  High margin operation extracting value throughout the entire fruit production chain  Already implemented operations in Peru(1) with a packing facility and a clear growth plan for the next 4 years  Ample space to invest in vertically integrated operations in other attractive markets to supply the Northern Hemisphere  Year-round supply to our customers from a diversified supply platform  (1) We control and consolidate our subsidiary in Peru where we have a non-controlling interest of 25%.

 Proven Track Record of Growth & Execution Capabilities…  Prize has shown solid and consistent growth performance despite different industry setbacks and economic cycles  Annual Revenues  $USD Millions  EBITDA & EBITDA Margins  $USD Millions  Grew EBITDA & Revenue 20%+ CAGR since inception  Consistently improved EBITDA margins by focusing on profitable superfruit opportunities  Resilient performance in the past 3 years despite the industry being severely affected by Covid-19 and logistic crises  Other industry players facing operating and financing challenges  Successfully identified and executed growth plans on three different superfruit types: kiwis, cherries and blueberries  S12-13 / S21-22E CAGR: 20%  S12-13 / S21-22E CAGR: 28%  Proven and resilient business model that performs even in the most challenging agricultural seasons (S19-20 to S21-22)  Solid Historical Performance  Note: Calendar Year from Nov 1 to Oct 31

 …to Continue Being Boosted by Recent Investments…  Prize has heavily invested in the past 5 years into expanding processing/exporting capacity & vertically integrating superfruit orchards  Third Party Services – S22-23   ~85% of cherries that are only processed already committed  ~97% of cherries processed & exported already committed  ~66% of blueberries processed & exported already committed  +$USD 110M Executed Investment Plan   Over the Past 5 Years…  …Directly Fueling Short-Term EBITDA Growth  Third Party Services - USD$50M+  Vertically Integrated Chile - $USD 45M+  International Expansion - $USD 14M+  Vertically Integrated Chile – S22-23  Higher cherries and blueberries volume given production curve ramp up of existing orchards  International Segment – S22-23  Higher blueberries volume given production curve ramp up of existing orchards + 23 new Ha’s planted  Prize Biobio  +9,400 m2 Bio Bio Blueberry Plant  Prize Nuts processing Plant  Commercial China office & strategic alliance in Canada  350 Ha Planted  210 Ha Planted  43 Ha Planted  42 Ha Planted  125 HaAcquired S20-21  +2,500 m2 PaijanProcessing Plant  $12M  $7M  $4M  $20M  USD$20M S21-22E to USD$42M S22-23E EBITDA Walk  S21-22E EBITDA  (1)  (1) Fruit committed through contracts and verbal commitments.  92 cherry and 12 stone fruit processing lines

 …And with a Well-Defined Growth Plan for the Next 4 Years  Growth plan focused on international expansion with feasible acquisition of hectares and efficient farming and processing of superfruit orchards   Rationale for International Expansion  Strengthening of relationships with customers given year-round-supply and ability to offer consistent, high-quality fruit  EBITDA accretive superfruit orchards through vertical integration  Diversified agricultural risk and favorable environments allow for optimal quality, yield, and harvesting efficiency  Geographic proximity to destination markets reduces logistics costs and risks  Investment Plan Breakdown  Projected Revenue and EBITDA Growth  1  USD $193M Investment Plan (S22-23 to S25-26)  Capex $USD  # Hectares  Region  2  4  Peru  Northern Africa / Europe  North America  $70M  $52M  $18M  788  343  130  Revenue CAGR:28%  EBITDA CAGR:36%  In $USD millions  Financing Sources  Company’s EBITDA  From stable cash flow generating segments and full reinvestment of international segment’s EBITDA   Nasdaq-listed Equity  Platform to access an extended investor base and have access to new development opportunities  IPO Proceeds  Cash from SPAC cash in trust, PIPE placement, and equity line of credit  Low Levels of Debt  Equity as acquisition currency for accretive acquisitions / strategic partnerships  3  Chile  $53M(1)  399  (1) Capex to be deployed in Chile includes $USD 31M in hectares and $USD 22M in processing machines.  (2) We control and consolidate our subsidiary in Peru where we have a non-controlling interest of 25%.  (2)

 Our Growth Will Leverage our Global Commercial Network  Plantations & Processing, Existing  Planned Plantations  Export Markets  5th  Largest global cherry exporter  100+  Prime retail, supermarket, and distributor clients in 30+ countries  200+  Recurrent external growers feeding processing / exporting services  2,400+  Superfruit hectares across the globe by S25-26E  Peru  Chile  Processing Plant  Existing Plantations  Trujillo  Bio Bio  Maule  Los Lagos  Los Rios  O’Higgins  Ñuble

 Sustainability as the Cornerstone of Prize  Prize has a strong commitment to sustainability and social responsibility in our community and for the world  Message from our Founder and CEO on Sustainable Development  “At Prize sustainability is at the core of our business and completely inseparable from what we do and how we do it.   We live and work thanks to what mother nature gives us, and we use the tools that she provides like water, sunlight, soil (when efficient), bees and climate. All of this makes us most interested in protecting her. With this gift, and the committed work of our people, we can grow wonderful varieties to feed the world with nutritious and delicious superfruits.” – Alejandro Garcia-Huidobro  Environmental Impact  Stakeholder Inviolability  Reclaimed Desert Planting   Stewardship over the land which we farm and to the communities in which we operate is core to our values and reflected across our farming practices, relationships with growers, and dedication to the earth  Ethical Supply Chain  Water Consumption Reduction Plan  Community Focus  Diversity of Workforce  Net Zero Carbon Strategy  Feeding the World  Waste Reduction Commitment

 Why We are a Differentiated Platform  We believe Prize’s unique characteristics allow us to differentiate from our competitors and take advantage of new opportunities  Leadership with   entrepreneurial mindset  capable of executing faster and more efficiently  Market to   farm approach  started as exporters, vertically-integrating from there  Higher expected growth  due to current and recent yields on investments made in the last 4 years  Top varieties  given the access to the best variety clubs without the risks involved on inside developing  Cross-Selling Capabilities in China  Well positioned to capture the growing & underpenetrated blueberry market in China  Focus on high value products  allows us to identify new opportunities achieving greater efficiencies through year-round processing

 Key Investment Highlights  III.

 Key Investment Highlights  Superfruit market growing rapidly across the globe  Antioxidant-rich foods are disrupting the consumer segment with increasingly health-conscious buyers  Loyal base of third-party growers powered by a leading exporting platform  Year-round processing and exporting for third parties provide consistent & recurrent EBITDA  Vertically-integrated operations in Chile fuel short term growth  Allows for superior quality product, unique pricing opportunities and higher margins  Growing international segment   Well defined growth plan for global expansion allows year-round supply and ability to utilize Nasdaq-listed equity as a currency for accretive acquisitions / strategic partnerships  Founder-led, entrepreneurial & market-oriented team  Proven track history of efficient execution & market to farm approach across fruit types  ESG focus at our core  Net zero carbon strategy with a focus on positively impacting our communities and the world

 Superfruit market growing rapidly across the globe  Investment Highlight I

 The Rise of the SuperFruit Industry  An increasingly health-conscious & discerning consumer invests in their health, marking a shift towards healthy options  ORAC Value (Antioxidant level) / 100g fruit(5)  ‘Superfruit,’ with the most abundant natural source of antioxidants  Consumption is linked to reduced risk of cardiovascular disease, diabetes and neurological decline, as well as improved weight maintenance(7)  Global blueberry market was valued at $USD 8.3 bn in 2021 with 1.7M tons and is expected to reach 2.3M tons by 2030(8)   ‘Superfruit,’ with a rich source of polyphenols, Vitamin C, carotenoids and potassium with anti-oxidant and anti-inflammatory properties  Consumption is linked to reduced stress, inflammation, exercise-induced muscle soreness & loss of strength, blood pressure & arthritis(7)  Total world production of cherries is expected to be ~4M tons in S21-22(9). Market is expected to be worth $USD 3.8 bn in 2022 and grow at a CAGR of 3.1% by 2028(10)  $USD 125bn  Global superfood incremental market size growth 2021-2026  65%  Actively seek functional benefits for their food  Superfruit % of total fruit consumption per capita, US(6)  16%  7%  Superfruit consumption has grown over 2.3x in the past two decades   +2.3x  38%  Actively seek antioxidant-rich food in their diets  (2)  (3)  (4)  (10) Market Reports World (https://www.marketreportsworld.com/global-and-united-states-fresh-cherries-market-20818175  The # of consumers who identify as health-conscious has doubled in the last 5 years (1)  Superfruits, especially berries, have the highest level of antioxidants than any other fruits  (6) USDA Fruits Supply & Utilization, Table G-36. Superfruit defined as Avocados, Blueberries, Cherries, Cranberries and Strawberries  (5) “Cellular Antioxidant Activity of Common Fruits”, Wolfe, Kang et. Al (2008)  (7) National Institute of Health (nih.gov)  (4) Technavio (https://www.prnewswire.com/news-releases/superfoods-market-to-record-a-cagr-of-7-82-superfruits-to-be-largest-revenue-generating-product-segment---technavio-301601501.html )  (3) FMI U.S. Grocery Shopper Trends  (2) Kerry Group (https://www.fooddive.com/news/functional-foods-attract-health-conscious-consumers/550429/)  (1) Renolon (https://www.renolon.com/health-conscious-consumer-statistics/)  (9) Rabobank, Cherry Outlook Sweeter than Sour.  (8) Index Box (https://www.indexbox.io/blog/global-blueberry-market-2022/)

 Blueberries: The Fastest Growing Fruit  Due to their nutritional value and taste, blueberries continue to experience exponential demand worldwide  Blueberries have the Fastest-growing Consumption Rate of all Fruits in the U.S…  …And are Experiencing Substantial Import Growth  Globally with Stable Pricing Despite Recent Supply Surge(2)  000’ Tons  Once a Consumer Likes Blueberries, they Stick to it  21-Year CAGR(2000-2020) by Fruit, US Consumption per Capita(1)  (1) USDA Fruits Supply & Utilization, Table G-36, as of 2020 , latest available information   (2) UN Comtrade   (3) State of Blueberries A&U Report, USHBC  Better Genetics will Make Blueberries a Supersnack, Increasing its Demand  Upcoming varieties will have better characteristics for end consumers: tastier, firmer and more resistant  This represents a unique opportunity to become a supersnack  74%  Of blueberry purchasers consume it more than once a week(3)  1 in 5  Blueberry consumers consume it daily(3)  30%  Of Gen Y consumers (25-40 age) consume it several times a day(3)  4x bigger  Is the global snacking than the breakfast category in USA(4)  ($USD 1,450 bn vs 398 bn in 2021)  Better characteristics and status of supersnack will lead to an increase of demand  (4) Sekoya Fruit (https://sekoyafruit.com/snacking/)

 An Actionable Blueberry Opportunity in China  China represents a key import market with very low, but growing penetration of blueberries  Significant Underpenetration ex. U.S., Especially China  Blueberry Consumption / Yr (Kg / Per Capita)  102  Total Fruit Consumption / Yr (Kg / Per Capita, 2019)(4)  107  79  81  Fast-growing Chinese Imports Signal an Opportunity…  Chinese Blueberry Imports 000’ tons(5)  …Which Prize is Uniquely Positioned to Capture  Prize in S21-22 exported ~18M kg of fruit to China and 641 tons of blueberries through 11 retail clients  Existing network of commercial partners provides unique positioning to capture the significant growth in China  If China reaches 1/4th of US Consumption / Per Capita, it will import 130,000 tons, 100,000 more than current import   Largest Chilean exporter of blueberries to China in S19-20 and S20-21  2010 - 2021 CAGR: 58%  China consumes approximately the same fruit/per capita of the U.S., but ~1/6th of the blueberries  (1) USDA Fruits Supply & Utilization, Table G-36.   (2) CBI (https://www.cbi.eu/market-information/fresh-fruit-vegetables/blueberries/market-potential)  (3) Blueberries Consulting (https://blueberriesconsulting.com/en/informe-de-arandanos-de-china-2020-la-industria-crece-rapidamente/). Considers own production of 235 th. tons plus 30 th. tons imported and a total population of 1,400 mm  (1)  (2)  (2)  (3)  (4) FAO Stat, Food Balances as of 2019 (https://www.fao.org/faostat/en/#data/FBS)   (5) UN Comtrade

 Cherries: Sustained & Growing Chinese Consumption   Asia accounts for +80% of Chile’s Cherry Exports   Chilean Cherry Exports  000’ tons(1)  China Imports have skyrocketed in the past 5 years…  Chinese Cherry Imports  000’ tons(1)  … Prize with competitive advantages in China  Cherries are a high value fruit and Chinese domestic supply is insufficient to meet demand 2022 Deficit of 316,000 tons(2) in their season  Peak cherry imports take place before Chinese New Year in January and February when domestic supply is non-existent  China imports represent +80% of Chilean cherries production  Prize is one of the largest Chilean exporters of cherries to China with 10 million kilos in S21-22  Existing businesses with Pagoda, Nowfrutti, Hema and more(3)  China represents over +85% of total exports to Asia  Relevant surge in cherries consumption in China in the last decade has driven significant demand at attractive margins  (1) iQonsulting, “Anuario 2022, Mercado Internacional de Cerezas”  S17-28 / S21-22 CAGR: 18%  (2) USDA “Stone Fruit Annual, China” , July 2022 (https://apps.fas.usda.gov/newgainapi/api/Report/DownloadReportByFileName?fileName=Stone%20Fruit%20Annual_Beijing_China%20-%20People%27s%20Republic%20of_CH2022-0078.pdf)  S17-28 / S21-22 CAGR: 18%  (3) Considers in some cases the service of third-party importers.  (Alibaba Group)

 Cherries: Diversifying Chilean Exports into the U.S. and Europe  Underconsumption of Cherries in the U.S. and Europe compared to other fruits  Significant Underconsumption Compared to Strawberries  Consumption / Yr (Kg / Per Capita)  …Prize taking advantage of existing and potential partnerships  Overall Underconsumption, compared to other fruits  Fruit Consumption / Yr (Kg / Per Capita)  Over the last decade, cherry consumption in the U.S. and Europe has remained stable  Health trends, diversified varieties and year-long availability are expected to lead to a moderate increase in demand  Prize has businesses with some of the most relevant retailers in the U.S. exporting 471 tons of cherries (158% YoY growth) in S21-22(6)  Potential growth in Europe given the increasing demand of high-quality products  (1) USDA Fruits Supply & Utilization, Table G-36, as of 2020, latest available information  (3)  (4)  (5)  (3) (https://www.prnewswire.com/nl/persberichten/winter-strawberries-the-healthy-trend-that-is-changing-the-habits-of-european-consumers-819455220.html)  (4) Landsgeit (https://landgeist.com/2021/12/03/fruit-consumption-in-europe/)  (5) Consumption: Fresh Plaza (https://www.freshplaza.es/article/9435582/el-consumo-de-la-cereza-ya-esta-muy-extendido-en-practicamente-todos-los-paises-europeos/) / Population: FAOSTAT  (2) FAOSTAT  (2)  (1)  Growth Opportunity  (1)  (5)  (4)  (3)  (6) Considers in some cases the service of third-party importers.

 Attractive Ag/Farmland Industry Dynamics  Annualized cumulative returns by Index (1993 – 3Q2020)   Annualized Sector Volatility vs. S&P 500   Inflation Hedge  Traditionally an inflation-protected industry due to correlation of fruit/vegetable prices and inflation indexes  USD Revenues & Costs in Local Currency  Prize has 80% of its revenues in USD and majority of costs in local currency(1)  Local currencies expected to continue devaluating  Growing underweighted industry  30% of institutional investors planned to increase their natural resource allocation in their portfolio (up from 24% in 2020)  Only 4.1% of institutional investor’s portfolio is allocated to natural resources on average  Food Basket of the Northern Hemisphere  Latam and the Caribbean region is the largest net exporter of food in the world  Northern hemisphere represents 80% of the world’s population which requires food in counter seasons  10.24% Farmland  9.21% S&P500  8.74% Timberland  7.89% Commercial RE  5.33% Gold  ’92  ’96  ’00  ’04  ’08  ’12  ’16  ’20  ’92  ’96  ’00  ’04  ’08  ’12  ’16  ’20  (3) 2022 PREQIN Global Natural Resources Report (4) PREQIN Investor Outlook: Alternative Assets H2 2022   (1) Some costs also in USD such as packaging materials. Also ~90% of credits are USD denominated  (2)  (5)  (3)  (4)  Attractive Sector Long-Term Market Outperformance  Historical Low Sector Volatility  (2) Source: Bloomberg. As of September 27th, 2022  (5) Source: Bloomberg. As of September 27th, 2022

 Loyal base of third-party growers powered by a leading exporting platform  Investment Highlight II

 Significant Growth Driven by Loyal Growers in Chile  Kilos processed produced by third party growers in Chile, In millions  Third party growers have been the backbone of our operations and will keep playing an essential role in our strategy for future growth  Our third-party grower base made up of long-term relationships supports sustained cash flow generation into the future  S11-12 / S20-21 CAGR: 25.6%  ~80% of our processed kilos come from recurrent growers in last 6 years(1)  In the last 6 years, recurrent growers have increased their number of kilos processed by an average of 4.5x(2)  We believe this segment represents a strong ‘floor’ for future cash flow generation  % of Total Kilos Processed for Recurrent Growers(1)By season  6-Year Average: 77%  Stable and Recurring Grower Base  Track Record of Cash Flow Generation  (1) Recurrent is defined as growers that have worked with Prize for at least 4 out of the last 6 years AND at least once in the last 2 years. Analysis excludes Prize’s own farms, Alejandro Garcia Huidobro’s personal farms, and Rodrigo Aspillaga’s personal farms.  (2) Increase of kilos processed refers to the growth in kilos processed between the first year that the recurrent grower gave fruit to Prize in the last 6 years and the average fruit the recurrent grower gave to Prize of the seasons S20-21 and S21-22 .  Opportunity to Consolidate  Superfruit market is currently fragmented by different players, however, many of them are facing financing challenges  This represents an opportunity for consolidation through strategic partnerships and inorganic growth  We expect growers to establish partnerships with players with outstanding track record and who delivers better commercial results

 Our Industry Leading Processing Plants in Chile  Prize’s operations in Chile are backed by top-notch facilities that allow the Company to have solid output rates  # of   Employees(1)  Processing Capacity  Capex   Investment  S21-22E   Kg Processed  Start Date  Square   Meters  Prize Requinoa  Prize Bio Bio  +52,500 m2  ~2,500  700 Ton/Day  ~$USD 74M  36.9M Kg  November 2011  (1) Assumes number of contracted employees at peak season.  +9,400 m2  ~550  $USD 12M  3.8M Kg  December 2018  110 Tons / Day  (2) Other round fruits include citrus/avocado, stone fruit and pomaceous.  Round Fruit(2)  440 Ton/Day  300 Ton/Day

 Tech-Enabled, Semi-Automatic Processing Equipment  End-to-end technology which scans fruit quality & condition, performs multivariable sorting, packs, & seals final product   Profitability (T21-22):  Avg. Price per Kilo: $6.00  Avg. Cost per Kilo: $1.98  EBITDA per Kilo: $5.02  EBITDA Margin: 83.7%   41 photos per cherry / +200 million photos per hour at full capacity (1)   Internal and external scan per cherry with automatic sorting based on fruit size, weight, firmness, appearance, & overall quality  20x productivity increase of humans/kilo/hour vs manual processing  Automated process reduces loss due to fruit sensitivity in manual processing  Largest cherry processing plant in Chile  32 photos per blueberry / +100 million photos per hour at full capacity (1)   Internal and external scan per blueberry with automatic sorting based on fruit size, weight, firmness, appearance, & overall quality  360 photos per fruit (2)   (1) Source: UNITEC & company estimates based on current equipment (2) Source: Spectrim & company estimated based on current equipment  Maximum Cost Optimization & Quality Control

 Our Year-Long Fruit Supply Dilutes Fixed Costs  Unlike many competitors, we are strategically diversified across a fruit/nut portfolio to generate revenue every month of the year  (2) Includes plums and sugar plums.  Blueberries  Cherries  Plums  Nectarines  Grapes  Apples  Pears  Walnuts  Kiwis  OCT.  NOV.  DEC.  JAN.  FEB.  MAR.  APR.  MAY.  JUN.  JUL.  AUG.  SEP.  Months with production  Projected growth opportunities  Months without production  Lower fixed costs as a % of our processing revenue vs. single fruit competitors  Diversified across +11 fruit / nut types and +200 external growers  Top 5 external growers represent less than 25% of total kilos processed  % of Kilos Processed by Fruit Type(1)  (4)  % Kilos Processed by Largest Growers(1)  S21-22  S21-22  Harvest / Processing Season by Fruit Type  Processing Advantages and Breakdown  Canadian Fruit   Strategic Alliance  (2)  (3)  (3) Includes walnuts and dried walnuts.  (4) Others are comprised of Pears, Kiwis, Peaches & Grapes   (1) Only third-party analysis - excludes Prize’s own farms, Alejandro Garcia Huidobro’s personal farms, and Rodrigo Aspillaga’s personal farms.

 Strategic and Propietary Solutions for our Growers  We provide various complementary services to our growers, supporting them throughout their production process, in order to develop long-term processing relationships  Creation of ZUPRA, digital platform that tracks the grower’s fruit stock throughout the entire value chain:  Plantation equipment financing in order to improve fruit volume and quality throughout harvest period:  Frost control towers  Post-harvest humidifiers  Financing of new varieties  Fully dedicated technical team to supervise growers throughout their plantation process, independently of the type of fruit  Periodic site visits to each producer for technical assessments & actionable recommendations  Assistance with obtaining required market certifications (e.g. Global GAP)  Various other logistics/technical assistance   Real-Time Fruit Tracking for Enhanced Engagement  Strategic Financing Options to Ensure Fruit Quality  Additional Assistance  Processing Segment  Processing plant reception times  Fruit quality results  % of fruit being exported  Estimated time of export  Commercial Segment  Fruit market of destination  % of fruit sold  Fruit prices per batch  End-of-season estimates  Estimated profitability

 Overview of Exporting Platform  32% CAGR export growth since S08-09  5th largest exporter of cherries globally in S20-21  7th Largest Chilean exporter of blueberries in S20-21  Largest Chilean exporter of blueberries to China in S20-21  Commercial offices in Chile and China  +16 million kg contemplated in cherries for S22-23, +8 million kg in blueberries(1) (vs ~12M kg and ~3M kg respectively in 21-22E)  Constant dynamism and change in export mix based on predictive demand and a consumer-focused strategy  Our commercial platform and capabilities have allowed Prize to export and distribute superfruits to the most demanding markets   (1) Includes Chile and Peru.  (3) Includes plums and sugar plums.  (2) Considers total exports, including third party growers.  Total FOB Revenues ($USD M; %)(2)  $USD   92M  $USD   92M  (3)  S21-22E Geographic and Product Mix  Attractive Export Growth  Exporting Business – Key Highlights  Total FOB Revenues Evolution ($USD M)  S08-09 / S21-22 CAGR: 32%

 Key Marquee Clients & Stickiness  Access to most relevant end market retailers supported by our attractive commercial offer  North America  ~78% of our major clients are recurrent in the last 6 years(1)  In the last 6 years, recurrent clients have increased their number of kilos processed with Prize by an average of 5.2x (2)  % of Total FOB Sales Contracted by Recurrent Clients(1)By season  6-Year Average: 78%  Industry Leading Global Clients  Attractive Client Recurrence  Export Certifications  Retailers  We have a global reach to end consumers through our partnerships with retailers and wholesale distributors  Prize works directly with retailers but also through wholesale distributors   Wholesale  Europe  Retailers  Wholesale  Emerging Market  Retailers  Wholesale  (1) Recurrent is defined as clients that have worked with Prize for at least 4 out of the last 6 years AND at least once in the last 2 years  (2) Increase of FOB Sales refers to the growth in FOB Sales between the first year that the recurrent client purchased fruit from Prize in the last 6 years and the average fruit purchased from Prize of the seasons S20-21 and S21-22 .

 Vertically-integrated operations in Chile fuel short-term growth  Investment Highlight III

 Cherries  Nectarines  Plums  Total  Own Lands Strategically Located Throughout Chile  Prize has 645 hectares planted across Chile to produce cherries, blueberries, nectarines and plums  Arica y Parinacota  Tarapacá  Antofagasta  Atacama  Coquimbo  Valparaíso  Maule  Libertador General Bernardo O’Higgins  Región Metropolitana de Santiago  Ñuble  Bió-Bió  Araucanía  Los Ríos  Los Lagos  Aisén del General Carlos Ibáñez del Campo  Magallanes y Antártica Chilena  Santiago  O’Higgins Region  Cherries  Maule Region  Cherries  Blueberries  Total  Ñuble Region  Blueberries  Los Rios Region  70 ha  43 ha  42 ha  155 ha  13 ha  73 ha  86 ha  93 ha  68 ha  Cherries  Blueberries  Total  Los Lagos Region  175 ha  70 ha  245 ha  Plantations across Chile has allowed Prize to diversify climate risk  645 hectares throughout Chile with 54% of them planted to produce cherries   Given Chile’s geography, production across the country has allowed Prize to be diversified against changing climate conditions   Aligned with the strategy of participating in the whole supply chain   Planted Land Breakdown by Type of Fruit  Total Planted  645 ha  Requinoa   Processing Plant  Bio Bio   Processing Plant

 Involvement Through the Whole Value Chain  Production  (Own Land and Third Party Growers)  Processing  Exporting  Due to participation in the whole value chain  Higher EBITDA Margin  To Existing Sourcing Geographies  Complementary Growing Seasons  Given full control over process  Superior Fruit Product  Supply Chain Oversight  Strong Customer Service  Quality Control  Focus on High Value Products  Diversified Sourcing  Commercial Mindset  We believe our participation through the whole value chain provide us with long-term differentiated capabilities and   unique competitive advantages

 Growing International Segment  Investment Highlight IV

 Blueberry Expansion in Peru(1)  We plan to heavily invest in Peru to expand our footprint in a region where we are already achieving attractive results   Dedication: A Long-term Approach – $USD 14M invested so far with plans to invest an additional ~$USD 70M in the next 4 years  Quality: Invest for the Best – Higher than average Capex per Ha (~$120k) translating into higher EBITDA margins and IRR  Efficiency: For our Company & the World – Pot-based method that decreases water/fertilizer usage & optimizes time to harvesting  Processing Plant (Paijan)  190  # of Employees  ~USD$ 3M  Capex Investment  ~1M kg  S21-22E Kg Processed  April 2022  Start Date  +2,500  Sq. Meters  35 – 55 Tons / Day  Processing Capacity  (2)  (1) We control and consolidate our subsidiary in Peru where we have a non-controlling interest of 25%.  Hectares  Planted  (Ha)  Revenues  ($USD M)  % of Total   Revenues  (%)  Kgs   Produced  (million kgs)  S21–22E  S25–26E  S21–22E  S25–26E  S21–22E  S25–26E  S21–22E  S25–26E  Key Operating and Financial Highlights

 Peru: The Ideal Conditions for Blueberry Cultivation  Peru’s positioning between the Andean Mountains and the Humboldt Current creates a greenhouse effect ideal for blueberries   Peru has the Highest Average Kilos per Hectare of any Country in Blueberries…  …with the Fastest Time from Initial Plantation to Harvest   Ability to produce 10 months of the year and adjust harvest periods based on demand / price peaks  Avg. Blueberry Kg / Ha by Country, 2018(1)  Avg. Years, Plantation to Harvest(2)  Resulting in an Explosion of Demand from Major Countries   Peruvian Blueberry Imports by Country, 000’ Tons(3)  China   4.6x  EU   3.1x  US   5.9x  5-Year Import Growth  40  183  (1) FAOSTAT, USDA & IBO  (2) Prize ‘22 Estimates. report, South Africa Heritage (https://southafrica.co.za/blueberries.html) & Almanac (https://www.almanac.com/plant/blueberries)  (3) UN COMTRADE  (2)

 Exceptional Results in Peru: Our Launching Pad  We believe the combination of premiere varieties, ideal climate conditions, and tacit knowledge in our blueberry farming process will allow us to achieve attractive returns on new projects, which we plan to replicate around the globe  Global Average  Based on the average blueberry diameter of the T21-22 harvest season of Prize in Peru as of September 10, 2022. Data obtained from a randomized sample per Ha.  Based on the average blueberry weight of the T21-22 harvest season of Prize in Peru as of September 10, 2022. Data obtained from a randomized sample per Ha.  Source: https://italianberry.it/en/2022/02/25/mirtillo-ci-vuole-piu-qualita-per-continuare-il-successo/  Source: https://weighschool.com/blueberry-weights-with-conversion-charts/#:~:text=I%20did%20the%20research%20which,weighs%20around%202.5%2D3g%20each   Based on the average exported FOB price per Kilo of the T21-22 harvest season of Prize in Peru as of September 10, 2022.  Based on Comtrade Information  Based on estimates of Area Harvested, Yield and Production Tons for Peru, USA, Canada, Chile and South Africa. Using data from FAOSTAT, USDA, IBO  Company estimates. Based on recent harvest yields extrapolated for the rest of the season.  Size: 16 – 24 mm(1) 5 – 16 mm(3)  Weight: 3 – 5 grams(2) 2 – 3 grams(4)  Firmness: Very firm Sometimes firm  12.9 avg. Brix sweetness value  Price FOB per Kilo: ~$USD 5.5 – $USD 6.5 so far in S21-22(5) vs $USD 4.0 – $USD 5.0 on average(6)  Significantly lower harvesting costs per kilo vs competitors given fruit size and weight (largest cost in blueberry farming)  Lower water usage given pot method  Lower fertilizer costs and dependency  Kilos / Ha (Yield)  +3.6x  Cost per Kilo: Projected ~$USD 3.0 by S22–23E  Peru  Blueberry Product  Favorable Cost Economics

 Solid Tailwinds to Achieve S25-26E Projections  We have carefully planned every variable of the equation in order to successfully execute our business plan  Favorable Climate Conditions  In process of acquiring +450 hectares with ideal climate conditions and ready to be planted in S23-24E  Land bank opportunity of ~2,000 nearby hectares available for sale with similar conditions  Operational / Infrastructure  Operating plant in Peru located in Paijan to process already producing hectares   Current team and infrastructure in place to be expanded in order to support the growth plan in Peru  Access to Superior Varieties  New genetics of blueberries allow to grow superior quality that will succeed while other Peruvian varieties might face obsolescence   Given superior quality, we expect to have +4,000,000 plants for S25-26E (capacity for 700 – 800 additional Ha’s)   Market Environment  Favorable job market conditions for hiring of harvesters  Current political environment not detrimental toward the agricultural sector   Trujillo, Peru

 Additional Global Expansion Opportunities  We need to expand our operations in the northern hemisphere and internationally in order to be closer to our end markets and achieve year-round supply. For this we have identified premier local candidates  Close to year-round harvesting & supply to the U.S. market  Lower logistic risks due to geographic proximity with U.S.  343 planted hectares by S25-26E  ~1M plants confirmed for 143 Hectares by 2023E  Strategic positioning to supply to the European market  130 planted hectares by S25-26E  200k+ plants contemplated for 30 Hectares by S23-24E  Strategic position to mainly supply the Asian market  Currently in discussions of potential strategic partnerships to develop future opportunities  Chile  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  Peru  North America  Asia  Northern Africa  Europe  Year-Round Supply  Our Goal:  North America  Northern Africa / Europe  Asia  Expansion opportunities and geographic diversification in order to reach year-round supply   Expansion Opportunities

 95 new hectares, Plants   and Additional Capex  International Growth Powered by a Defined Capex Plan  The company has been carrying out an investment plan to expand its international segment and has a well-established path for future deployments   S20-21  ~$USD 14M  S21-22E  S22-23E – S25-26E  788 new hectares, Plants   and Additional Capex  343 new hectares, Plants   and Additional Capex  130 new hectares, Plants   and Additional Capex  Northern Africa / Europe  International Future Growth Plan - $USD 140M(1)  Total Capital Deployed - $USD 14M  Total investment of $USD 14M  95 new hectares acquired planted with blueberries  Paijan facility to process blueberries  Total investment in the international segment of ~$USD 140M  1,261 new hectares to be acquired that will be planted with blueberries  North America  (1) Does not include Capex to be deployed in Chile of $USD 53M.   ~$USD 70M  ~$USD 18M  ~$USD 52M

 Founder-led, entrepreneurial team & market oriented team  Investment Highlight V

 Camila HeviaChief Legal OfficerEx Alvin Saldaña y CompañiaOver 11 years of experience as counselLawyer  Matias ValenzuelaSub-Head of Industrial DivisionFormer chief of staff for Chile's agricultural minister5 years of experience in the agro-industrial segment with PrizeCivil Engineer  Prize’s Experienced and Cross-Functional Team  Tomas EtcheverryDirector  CEO of Ditec+17 years of operational experience leading high-quality companiesCommercial Engineer  100+ Years  Combined Agricultural Expertise  Alejandro García-HuidobroChairman, CEO & FounderFounded Prize in 2006 and grew business at a 20%+ CAGR without equity funding  Commercial Engineer  Vicente AbogabirCFO12 years of experience in financial planning and 8 years in the agricultural sector Commercial Engineer  Jordi GajuDirectorFormer Grupo Falabella Executive20 years of experience in development and strategy rolesWharton MBA  Recaredo OssaDirector  Ex-David del Curto & Rosa-Sofruco+40 years of experience leading agricultural projects in top executive positionsAgricultural Manager  +55 Years  Combined Commercial Expertise  +50 Years  Combined Financial Expertise  Luis GuarnizCo-Head of Prize Ag. Peru14 years of experience leading superfood agricultural projects in PeruIndustrial Engineer  Antonio García-HuidobroCo-Head of Ag. Division Ex-Fundo Las Rosas19 years of experience managing agribusiness, 6 years with PrizeAgricultural Technician  Vicente García-HuidobroHead of Industrial Division12 years of experience working in the Agro-industrial industry, 9 years with Prize Mechanical Engineer  Rodrigo AspillagaHead of Commercial Division32 years of experience sourcing global clients,16 for Prize Agricultural Technician  Felipe ClaroHead of Commercial Development Ex-David del Curto & Hortifruit22 years of experience expanding global presence Commercial Engineer  Cristobal AlessandriniCo-Head of Ag. Division8 years of experience with Prize leading the agricultural superfruit projectsAgronomist  Francisco EnriquezCo-Head of Ag. Division17 years of experience with berries supervising and maximizing crop efficiencyAgronomist  Juan PuntíHead of Growers Division16 years of experience assuring harvest quality, 11 years with PrizeAgronomist  Leadership & Supervision  Agriculture  Commercial  Industrial  Micaela CartwrightDirector & Partner  +15 years of advisory experience with Prize as a shareholder and board memberJournalist  Shawn LiuHead of Prize ChinaEx-Alibaba & Zespri13 years of experience in the Chinese fruit industry  Legal

 Growth Through Development  Growth Strategy   Enhance products and services  Expand customer base  Provide greater scale to accelerate innovation  Grow revenues and earnings  Increase stakeholder value  1  Goals  2  3  4  5  Strategy  Seek complementary organizations & partners  By teaming with new commercial partners  Expand footprint to drive access to global varieties  Continue to develop a fundamentally sound enterprise for the benefit of all stakeholders  Diversify geographies and products with intent  Clear macroeconomic tailwind for Prize’s continued growth   Large opportunity in the growing sector with the end goal of feeding the world with delicious superfruits in a sustainable way  Result  Combined local expertise, ideal climatic conditions, and favorable varieties to assemble a profitable operation in Peru   Clear need for an off-season supply source to the Northern hemisphere given demand  Expected production of ~2x the average yield per Ha and a superior product in every variable(1)  On track to plant 883 Ha’s in Peru by S25-26E  5th largest cherry exporter globally in a high-margin industry  15M Kilos processed, 12M kilos exported S21-22  High-margin industry given demand during Chinese New Year  Chile’s ideal conditions (climatic, geographic, and logistic) to ship into Asia, with harvest fitting high-demand period  Built Chile’s largest cherry processing facility, planted 350 Ha’s and sourced 100+ growers  Opened commercial offices in China and developed commercial relationships  Zespri, the largest producer of kiwis globally, was looking to diversify their production into Latin America  Incorporation of Prize as a result of the partnership with Zespri to supply them with Chilean kiwis  Prize started as an exporter only, with a market-oriented mindset (contrary competitors which start as producers)  Opportunity  Execution  Result  Peruvian Blueberries  2021  Chilean Cherries  2011   Kiwis  2006  We have a track record executing & capitalizing on attractive superfruit opportunities with exceptional results  (1) Based on an expected S21-22 kilos per hectare of 29,000 vs 15,772 average yield of Peru blueberries. Source: FAOSTAT.

 ESG focus at our core  Investment Highlight VI  RH a seguir refinando

 Our Family, Our People, Our Foundation   We are dedicated to building an international platform that serves the people who make this all possible  Over 25 medical programs in last 5 years  +10 different medical area checkups  +850 people participated and benefited  Over 7,000 hours of technical programs in 2022  2.8x hours per trainee growth from 2020 to 2021  Audit, Microsoft office, communication skills, leadership abilities, teamwork  Food provisions for low-income families  2-month employee fitness preparation programs  Sponsorship and fruit supply for various sport events  Police & firefighter support  Drug prevention programs  Kinesiology  Ophthalmology  Dermatology  Dental  Nutritional  Covid & Influenza   STD Prevention  Program Areas  RH a seguir refinando  Medical & Vaccination Programs  Technical Training Programs  Health, Wellness & Others

 An Inherently Green Business  Our plantations capture higher levels of carbon than our emissions, making us one of the most environment-friendly publicly traded companies  Net zero carbon strategy, capturing 2.3x more CO2 than our emissions (1)  Net carbon difference equivalent to carbon capture of 395,591 mature trees in 1 year(2)  Peruvian farming utilizes otherwise unproductive land to grow crops  Analysis shows we recycled 82,000 kilos from April to August 2022  Goal of ‘Zero Waste’, 100% recycling by 2030  +2.3x  Tons of CO2 Equivalent (1)2021  Bettering our business means improving the environment, meaning that we do not have to choose between profitability and sustainability  Kilos Recycled / Non-RecycledApril to August 2022, %  Carbon Emissions  Waste and Reuse  (1) Excludes operations in Peru and shipping/exporting carbon emissions  (2) Source: Arbor Day Foundation. Assumes an average carbon absorption of 48 pounds per year for a mature tree (or 21.818 kilos per year)

 Financials & KPIs  IV.

 S21 – 22E  Key KPIs Today vs S25 – 26E  Despite that third party services represents Prize’s main business, due to planned international expansion and vertical integration in Chile, revenue mix is expected to be more balanced  Kgs Commercialized  (mm Kgs)  S25 – 26E  Revenues  ($USD M)  Gross Margin  ($USD M)  Vertically Integrated Chile  International  Third Party Services  S21–22E  S25–26E  S21–22E  S25–26E  S21–22E  S25–26E

 EBITDA Bridge: S20-21 / S21-22E  Vertically Integrated  Ramp-up of own lands, increasing volumes of cherries, blueberries and stone fruits  International Segment  First harvest of the 72 Peruvian hectares planted in 2022  Third Party Services  Decrease in margins in order to support third party growers given global logistic crisis  Decrease in volumes of cherries, blueberries, apples and walnuts to diminish risks of logistics problems  EBITDA Walk  A  B  A  EBITDA Bridge: S21-22E / S22-23E  17 mm kg(1) of cherries to be commercialized in S22-23E are ~97% committed(1)   Out of the 6 mm kg(1) of blueberries expected to be commercialized in S222-23E, ~78%(1) are committed  Regarding each segment:  Vertically Integrated  Higher volumes of cherries, blueberries and stone fruits as own lands are still in ramp-up  International Segment  Ramp-up of the initial 72 ha and harvesting of the additional 23 ha planted in Peru   Third Party Services  Higher volumes of cherries (+26% YoY) due to higher volumes in the local market backed by an increase in processing capacities (+40% YoY)  Higher volumes of blueberries (+50%) given better commercial results perceived by third party growers  B  1.7x  EBITDA S20-21  Vertically Integrated  Int.   Segment  Third Party Services  EBITDA S21-22E  Vertically Integrated  Int.   Segment  Third Party Services  EBITDA S22-23E  Due to our concrete growth plan for the next years, we identify clear drivers to reach the target EBITDA which is backed by investments made during the last years  EBITDA Bridge from S20-21 to S22-23E ($USD MM  Clear Drivers to Reach Target EBITDA  (1) Includes own and third party growers fruit.  (2) Committed through contracts and verbal commitment.  ($USD M)

 Vertically-integrated Chile  Growth due to the ramp-up of existing hectares increasing production in 163% between S21-22 and S25-26, mainly from blueberries or cherries  Acquisition of a total of 429 ha to develop blueberries  Capex considers the investment in machinery for Chile’s processing plants, the acquisition of land for the expansion in international markets and blueberry varieties to produce in Peru and internationally  1  2  3  Projections Overview  $USD M  S20-21  S21-22  S22-23  S23-24  S24-25  S25-26  Vertically-integrated Chile  12  18  27  35  39  51  Third Party Services  107  88  122  137  152  160  International  -  6  13  31  79  133  Total Revenues  120  112  163  203  270  344  growth     -7%  46%  25%  33%  28%  Vertically-integrated Chile  (9)  (13)  (15)  (18)  (23)  (28)  Third Party Services  (77)  (65)  (87)  (98)  (109)  (115)  International  -  (3)  (6)  (22)  (49)  (76)  Total Costs  (86)  (81)  (108)  (138)  (182)  (219)                    Gross Margin  34  31  55  64  88  125  Gross margin  28%  28%  34%  32%  33%  36%  SG&A  (10)  (12)  (13)  (15)  (17)  (19)                    EBITDA  24  20  42  49  71  107  EBITDA margin  20%  18%  26%  24%  26%  31%                    Capex  5  22  30  56  60  47  Commentary  1  2  3  S21-22  S22-23  S23-24  S24-25  S25-26  30 ha  120 ha  179 ha  50 ha  50 ha  Third party services  Increase in processing volumes (14.5% CAGR from S21-22 to S25-26) mainly driven by industry dynamics, which are supported by Prize’s processing capacities  International segment  Growth driven by the expansion to new markets and acquisition of new hectares in Peru  Acquisition of 788 hectares in Peru between S22-23 and S25-26  Expansion to North America with the acquisition of 343 hectares and 130 hectares in Northern Africa / Western Europe between S23-24 and S25-26  Third party services  Average cost per commercialized kilo of $USD 2.0 during the projection period (1.7% CAGR from S21-22 to S25-26)(2)  Average cost per processed kilo of $USD 0.3 during the projection period (6% CAGR from S21-22 to S25-26)(3)  Vertically-integrated Chile  Average direct cost per hectare of $USD 7,162 and variable cost per kg of $USD 1.6 during the projection period(1)  International  Average direct cost per hectare of $USD 16,071 and variable cost per kg of $USD 2.0 during the projection period(4)  (1) Weighted average between blueberries, cherries and nectarines (2) Includes the processing cost of the kilos processed and commercialized by Prize (3) Cost of the kilos processed by Prize and commercialized by third parties  (4) Includes Peru, North America and Northern Africa/Europe

 Transaction Overview  V.

 Overview of Rose Hill – A Unique Latam Sponsor  Felipe Canales  Co-CEO  Marco Simental  Co-CEO  José Mujica  CSO  Al Hill  Co-CFO  Juan Jose Rosas  Co-CFO  $2.8B asset manager with extensive U.S. capital markets expertise and experienced sponsor  Mario Fleck  Juan Manuel Fernandez  Cristian Moreno  Pedro Molina  Katia Bouazza  Felipe Morris  Fully dedicated management team with 80+ years of combined experience investing, operating, & advising in Latam and $134 billion in M&A volume in the region  Board of directors strategically located across Latam with extensive know-how in each country and exposure to 6 public board seats  Team composed of former country CEOs, partners at leading private equity firms, operators of major conglomerates, heads of Latin American research departments, and a top 25 world’s most powerful woman in finance. All in Latam  Strategic partners in publicly traded boards of agriculture companies in Chile and in the food/protein industry in the region  Full-Time Management Team  Board of Directors  Strategic Partners  (1)  (1) Jose Mujica from Ameris Capital is the only team member who is not full-time  Leading Andean region alternative asset manager with $1.5B in AUM and 50+ funds across the region

 Profitability: Profitable, strong cash flowing & stable company in Latin America  Growth: Double-digit YoY historical revenue & EBITDA growth with attractive future growth  High-Quality Team: Founder-led, proven entrepreneurial & experienced team   Attractive Industry: Inflation hedge, USD denominated investment opportunity  ESG: Committed to ESG principles and positively impacting society  Size: 400M+ enterprise value, in line with expected investment size  Leverage Latam & U.S. network for organic & inorganic growth opportunities  Leverage U.S. & European networks for new potential distributors  Leverage investor relations expertise & public company know-how  Long-term participation of Rose Hill’s management team & board in the combined entity post-closing  Prize is the ideal partner for Rose Hill  Prize fits perfectly with the investment criteria provided in our prospectus:  Rose Hill’s Value Add & Long-term Commitment

 Transaction Overview (50% Redemptions)  Total Uses $392.7M  Total Sources $392.7M  Sources  Uses  Cash in Trust $73.3M  Sellers’ Rollover Equity $319.4M  Cash to Balance Sheet $63.3M  Seller’s Rollover Equity $319.4M  Transaction Expenses $10.0M  Secondary Sale $0  Prize will merge with Rose Hill Acquisition Corporation (ROSE) at a pro-forma enterprise value of $USD 425M  Represents attractive valuation of 10.1x 2023E EBITDA  Prize shareholders will maintain 80.2% ownership – no secondary selling  Use of proceeds will go towards international expansion of farming segment, processing segment maintenance, and possible acquisition of existing superfruit orchards in the Andean region  Up to $USD 65M of proceeds in the form of PIPE, non-redemption agreements or equity-linked securities to be raised post-announcement  Price per Share  (x) Pro Forma Shares Outstanding  $10.00  39.8  Post-Money Equity Value  $398.3  (+) Net Debt before Close  90.0  (-) Cash  (63.3)  Post-Money TEV  $425.0  Total Shares 39.8  Shares  Company  31.9  Public Shares  7.2  Founder Shares  0.7  74.3%  (1) Assumes 50% redemptions  (3) Does not include earn-out shares given to existing company shareholders: 2,948,800 shares at $18.0 per share, 2,948,800 shares at $22.0 per share, 2,948,800 shares at $26.0 per share, and 2,948,800 shares at $30.0 per share  80.2%  18.0%  1.8%  (4) Does not include earn-out shares given to Sponsor: 400,000 shares at $15.0 per share and 300,000 shares at $20.0 per share  (3)  (4)   (in millions)  EBITDA 2023E  $42.2M  Post-Money TEV / 2023 EBITDA  10.1x  Structure  Sources and Uses ($USD M) (1)(2)  Pro-Forma Valuation (1)  Pro-Forma Ownership at $10.0 / share (1)  (2) The Company has a committed Stand By Equity Agreement (SEPA) from Yorkville Advisors for up to $USD 150,000,000 in the next 3 years after the closing of the transaction

 Transaction Overview (60% Redemptions)  Total Uses $377.8M  Sources  Uses  Cash in Trust $58.7M  Sellers’ Rollover Equity $319.1M  Cash to Balance Sheet $48.7M  Seller’s Rollover Equity $319.1M  Transaction Expenses $10.0M  Secondary Sale $0  Prize will merge with Rose Hill Acquisition Corporation (ROSE) at a pro-forma enterprise value of $USD 425M  Represents attractive valuation of 10.1x 2023E EBITDA  Prize shareholders will maintain 83.2% ownership – no secondary selling  Use of proceeds will go towards international expansion of farming segment, processing segment maintenance, and possible acquisition of existing superfruit orchards in the Andean region  Up to $USD 65M of proceeds in the form of PIPE, non-redemption agreements or equity-linked securities to be raised post-announcement  Price per Share  (x) Pro Forma Shares Outstanding  $10.00  38.4  Post-Money Equity Value  $383.7  (+) Net Debt before Close  90.0  (-) Cash  (48.7)  Post-Money TEV  $425.0  Total Shares 38.4  Shares   (in millions)  Company  31.9  Public Shares  5.8  Founder Shares  0.7  74.3%  (3) Does not include earn-out shares given to existing company shareholders: 2,948,800 shares at $18.0 per share, 2,948,800 shares at $22.0 per share, 2,948,800 shares at $26.0 per share, and 2,948,800 shares at $30.0 per share  83.2%  15.0%  1.8%  (4) Does not include earn-out shares given to Sponsor: 400,000 shares at $15.0 per share and 300,000 shares at $20.0 per share  Total Sources $377.8M  (3)  (4)  EBITDA 2023E  $42.2M  Post-Money TEV / 2023 EBITDA  10.1x  Structure  Sources and Uses ($USD M) (1)(2)  Pro-Forma Valuation (1)  Pro-Forma Ownership at $10.0 / share (1)  (1) Assumes 60% redemptions  (2) The Company has a committed Stand By Equity Agreement (SEPA) from Yorkville Advisors for up to $USD 150,000,000 in the next 3 years after the closing of the transaction

 Key Public Market Changes in Connection with Transaction  Albert Hill  Director  Jordi Gaju  Independent Director  Recaredo Ossa  Independent Director  Alejandro Garcia-Huidobro  Chairman, CEO & Founder  Pablo Armas  Independent Director  Micaela Cartwright  Director & Partner  Tomas Etcheverry  Director  Felipe Canales  Independent Director  Juan Jose Rosas  Chief Strategy Officer  50% board independence with female representation  Attractive stock option plans for management team to align incentives  Rose Hill & affiliates bring 4 members into the combined entity  Proposed Board of Directors of Combined Entity  Public Market Governance & Incentives  New Addition  New Addition  New Addition  New Addition  (1)

 Prize Valuation – Trading Comps Vis-a-Vis  Source: Bloomberg and Capital IQ as of October 7th, 2022  Average 13.1x  Average 10.3x  EV/2023E EBITDA  5-Yr Average Forward 1-Year EV/EBITDA  (1) Based on current trading as of October 7th, 2022 and EBITDA as of 2Q2022 LTM

 Prize Valuation – Trading Comps Vis-a-Vis (Continued)  Average 9.8%  LTM EBITDA Margin  2022 - 2024 EBITDA CAGR  Average: 27.8%  Source: Bloomberg as of October 7th, 2022  (1) 2022 – 2023 growth as estimates of EBITDA 2024 not available

 Valuation (Comparables)  Sources, processes and distributes superfruit Haas avocados & avocado-related products for sale in the U.S., with their main sourcing markets being Peru, Colombia, California, & Mexico. The company also distributes tomatoes, papayas & fresh-cut fruits & vegetables.  Grows, sources, processes and distributes superfruit Haas avocado & avocado-related products. The company owns 12,000 acres of land in Peru & Guatemala, & sources its product primarily from Peru, Chile, Colombia, Mexico, Guatemala, California & South Africa. The company also owns processing facilities in Mexico, Peru & California  Grows, sources, processes, and distributes a wide variety of fruit types & fruit-related products in the U.S. and Latin America. Out of 98,586 acres owned & leased, 74,416 are based in Latin America, with only 550 in the U.S. and the rest in the Philippines & Kenya. The company also owns a processing facility in Costa Rica  Largest fresh produce company in Australia, supplying fresh fruit and vegetables to major Australian supermarkets. The company sources their produce from 5,000 planted hectares of farmland, 30 hectares of tomato glasshouse facilities, and mushroom-growing facilities across Australia. The company also operates berry farms in Morocco and China.  Grows, processes, and distributes berries for sale worldwide. The company owns primarily acres in Latin America, Europe, North America and Asia, offering blueberries, raspberries, blackberries, strawberries, redcurrants and cherries.   Description & Rationale  Source: Individual company 10-Ks

 Conclusion  VI.

 Prize is uniquely positioned to capture the disruptive superfruit market opportunity  Why Prize will Succeed  Stable and high-margin cash flow generation third-party segment to fund growth plans and provide a minimum floor  Recent investments in vertical Chile integration, processing capacity expansion and initial international segment fuel attractive short-term growth  Clearly executable international growth plan fuels long-term growth & expansion  Dynamic, experienced, and market-oriented team led by a founder with a long-term vision   Environment-friendly company focused on positively impacting all stakeholders   + Additional upsides to come

 Appendix  VII.

 Today’s Presenters  Investment Banker  Albert Hill  Co-Founder & Co-CFO  Investment Banker  Co-Founder / Co-CFO  Alejandro Garcia-Huidobro  Chairman, CEO & Founder  CEO / Founder  Founded Prize at 26-years-old & grew the business organically without any equity funding  Hands-on entrepreneur with a long-term vision and fully dedicated in the company  Co-founded Rose Hill, U.S. based sponsor partnering with profitable Latin American companies  Over $7.6 billion of M&A transaction experience  Advisor to sponsors and multinational corporations  Vicente Abogabir  CFO  Associate  Partner / CEO  Managing Partner  12+ years of experience in corporate finance & development and 7 years in the Ag sector  Participated in the IPO of Chilean Ag company  Co-founder and partner of 2 successful local ventures  Jordi Gaju  Board Member  V.P. of Strategy  CSO / Advisor  MBA  20+ years of experience leading corporate development and investments for Andean region companies  Former Chief Development and Strategy Officer of Grupo Falabella, one of the largest publicly traded Chilean companies  MBA Graduate - Wharton  Juan Jose Rosas  Co-Founder & Co-CFO  Co-Founder / Co-CFO  Co-founded Rose Hill, U.S. based sponsor partnering with profitable Latin American companies  Helped raise $1 billion+ capital for U.S. listed sponsors  Advisor to multiple sponsors & Latin American companies  Investment Banker  Recaredo Ossa  Board Member  Founding Partner  Vice President  CEO  40+ years of experience in the Ag sector in the Andean Region  Former CEO & board member of various publicly traded Ag companies in Chile  Vice-President of the National Agricultural Society of Chile  BoardMember  Investment Banker

 Prize’s Transaction Process  Pre-Transaction  Shareholder Structure  Alejandro Garcia-Huidobro & Micaela Cartwright  100%  Post-Transaction  Alejandro Garcia-Huidobro & Micaela Cartwright  ~80%  Sponsor  ~2%  Public Shares  PIPE  ~18%  (1)  (1) Both shareholders are spouses   Free Float  (2)  (2) Assumes ~$70M of committed equity coming into the company in the form of either PIPE or SPAC cash in trust  (1)

 Debt Structure – Estimated as of October 31st 2022 (S21-22E)  Given stable cash flows, Prize has access to attractive financing conditions, being most of them in USD due to the nature of its operations  Financial Debt by Type  Amortization Schedule ($USD M)  $USD 95M  Financial Debt by Currency  $USD 95M

 Risk Factors Related to the SPAC and Business Combination  Each of Rose Hill and Prize will incur significant transaction costs in connection with the proposed business combination.  The proposed business combination may not be completed in a timely manner, or at all, which may adversely affect the price of Rose Hill’s securities.  The proposed business combination may not be completed by Rose Hill’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Rose Hill.  If the proposed business combination is not completed by Rose Hill’s business combination deadline, as such date may be further extended, Rose Hill would cease all operations except for the purpose of winding up and would redeem its ordinary shares and liquidate the trust account, in which case its public shareholders may only receive approximately $10.20 per share, and its warrants will expire worthless.  The failure to satisfy the conditions to the consummation of the proposed business combination, including the adoption of the business combination agreement by the respective shareholders of Rose Hill and Prize, the satisfaction of the minimum cash amount following redemptions by Rose Hill’s public shareholders and the receipt of certain governmental and regulatory approvals.  The lack of a third-party valuation in determining whether or not to pursue the proposed business combination.  The occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement.  The inability to complete a PIPE offering.  The effect of the announcement or pendency of the proposed business combination on Prize’s business relationships, performance, and business generally.  The risk that the proposed business combination disrupts current plans and operations of Prize as a result.  The outcome of any legal proceedings that may be instituted against Prize, Rose Hill or others related to the business combination agreement or the proposed business combination.  Failure to realize the anticipated benefits of the proposed business combination.  There can be no assurance that the post-combination company’s securities will be approved for listing on the Nasdaq Stock Market LLC (“Nasdaq”) or that the post-combination company will be able to comply with the continued listing standards of Nasdaq.  The risk that the price of Rose Hill’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Prize operates, variations in performance across competitors, changes in laws and regulations affecting Prize’s business and the ability of Prize and the post-combination company to retain its management and key employees.  The inability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, gauge and adapt to industry or market trends and changing consumer preferences, and identify and realize additional opportunities.  The risk of adverse or changing economic conditions, including the impact of pricing and other actions by Prize’s competitors.  The impact of governmental trade restrictions, including adverse governmental regulation that may impact Prize’s ability to access certain markets or continue to operate in certain markets.  The risk that Prize and its current and future growers and retailers have access to sufficient liquidity to fund their operations.  The risk that Prize will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all.  The risk that the post-combination company experiences difficulties in managing its growth and expanding operations.  There is no assurance that a shareholder’s decision whether to redeem its share for a pro rata portion of Rose Hill’s trust account will put the shareholder in a better future economic position.  Directors of Rose Hill have potential conflicts of interest in recommending that Rose Hill’s shareholders vote in favor of the adoption of the proposed business combination.  Even if the proposed business combination is completed, there can be no assurance that Rose Hill’s warrants will be in the money during the exercise period, and they may expire worthless.  The ability of Rose Hill’s public shareholders to exercise redemption rights with respect to a large number of its shares could increase the probability that the proposed business combination would be unsuccessful.  Future sales of ordinary shares after the consummation of the proposed business combination may cause the market for the post-combination company’s securities to drop significantly, even if its business is doing well.  The public shareholders of Rose Hill will experience immediate dilution as a consequence of the issuance of ordinary shares as consideration in the proposed business combination and due to future issuances pursuant to the post-combination company’s equity plan(s).

Risk Factors Related to Prize   We may be adversely affected by global market and economic conditions.  Geopolitical and other challenges and uncertainties globally could have a material adverse effect on the global economy and our business.  Our operating results are highly dependent upon and fluctuate based upon business and economic conditions and governmental policies affecting the agricultural industry in which we operate. These factors are outside of our control and may significantly affect our profitability.  Water scarcity, poor water quality and energy shortages could adversely impact our production costs and capacity.  Climate change and legal or regulatory responses thereto may have an adverse impact on our business.  Weather conditions or natural disasters may adversely affect our business.  Unpredictable weather conditions, pest infestations and diseases may have an adverse impact on our crop yields.  Our business is seasonal, and our revenues may fluctuate significantly depending on the growing cycle and harvest season.  Fluctuation in market prices for our agriculture products could adversely affect our financial condition and results of operations.  We may be exposed to material losses due to volatile crop prices since a significant portion of our production is not hedged, and exposed to crop price risk.  The overall agricultural industry is susceptible to commodity price changes and we are exposed to market risks from changes in commodity prices.  We operate in a competitive market. If we are unable to compete effectively, our financial results will suffer.  If we are unable to retain our existing customers or attract new customers, including through opening new stores and geographic expansion, our business, financial condition and results of operations will be adversely affected.  Our business depends on a well-regarded and widely known brand, and any failure to maintain, protect and enhance our brand would harm our business, financial condition and results of operations.  If we fail to manage our growth effectively, our business could be harmed.  Our continued international expansion efforts may not be successful, or may subject our business to increased risks.  Our results of operations and operating metrics may fluctuate and we may generate losses in the future, which may cause the market price of New PubCo Ordinary Shares to decline.  Our results of operations may be adversely affected if our customers are unable to repay trade receivables from us.  If we fail to identify, develop and maintain relationships with a sufficient number of qualified suppliers, our ability to timely and efficiently access products that meet our standards for quality could be adversely affected, or we may experience an increase in the costs of our products that could reduce our overall profitability.  We may be adversely affected by the ongoing armed conflict between Russia and Ukraine.  Disruptions of the supply or reliability of transportation services and/or changes in transportation service costs can affect our sales volumes and selling prices.  Our failure to accurately forecast and manage inventory could result in an unexpected shortfall or surplus of products which could harm our business.  We cannot guarantee that our suppliers will not engage in improper practices, including inappropriate labor or manufacturing practices.  We may require additional capital in the future, which may not be available on acceptable terms or at all.  The COVID-19 pandemic could impact our business, financial condition and results of operations.  Consumer and government resistance to genetically modified crops may negatively affect our public image and reduce sales of the genetically modified products that we commercialize.  A recall of our products could have a material adverse effect on our business. In Addition, we may be subject to significant product liability claims should the consumption of any of our products cause injury, illness or death.  Our insurance policies may not be sufficient to cover all claims.  We depend on key management, as well as our experienced and capable employees, and any failure to attract, motivate and retain our employees could harm our ability to maintain and grow our business.  Disclosure controls and procedures over financial reporting may not prevent or detect all errors or acts of fraud.  A substantial portion of our assets is farmland that is illiquid.

 Risks Relating to Latin America  We are subject to risks relating to our significant presence in Latin American countries.  Perception of risk in emerging economies may impede our access to international capital markets, hinder our ability to finance our operations and adversely affect our financial performance.  Latin America has experienced, and may continue to experience, adverse economic or political conditions that may impact our business, financial condition and results of operations.  Exchange rate instability may impact our ability to hedge exchange rate risk, which may lead to interest rate volatility and have a material adverse effect on the price of New PubCo Ordinary Shares.  Disruption or volatility in global financial and credit markets could have a material adverse effect on us.  Our growth and profitability depend significantly on economic conditions in the countries in which we conduct our business.  Civil unrest in Chile, the approval by the general public to draft a new Constitution and the health conditions resulting from COVID-19 have had and could have in the future a significant adverse effect on the general economic conditions in Chile and our business, results of operations and financial condition.  Changes to the Chilean constitution could impact a wide range of rights, including water rights and property rights generally, and could affect our business, results of operations, and financial condition.  Political developments in Chile could result in instability.  Inflation in Chile and government measures to curb inflation may disrupt our business and have an adverse effect on our financial condition and results of operations.  A severe earthquake or tsunami in Chile could adversely affect the Chilean economy and our network infrastructure.  Lawsuits against us brought outside of Chile or complaints against us based on foreign legal concepts may be unsuccessful.